Supplement dated January 5, 2007

To the current Prospectuses and Statements of Additional Information of

ING Investors Trust

(“Registrant”)

On November 9, 2006, the Board of Trustees of ING Investors Trust approved the transfer of the distributor functions of Directed Services, Inc. (“DSI”) to ING Funds Distributor, LLC (“IFD”) effective December 31, 2006.  IFD assumed all contractual obligations and is the sole distributor for all funds in the ING Funds complex.  To complete the change in distribution from DSI to IFD, a new distribution agreement was executed and the 12b-1 plans were updated to facilitate the change.

All references to DSI as the distributor in the current Prospectuses and Statements of Additional Information are changed to reflect the new distributor, IFD.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE